UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22021

                             The Gabelli Healthcare & WellnessRx Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                              Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                          Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Healthcare & WellnessRx Trust

Semiannual Report — June 30, 2020

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Kevin V. Dreyer	Jeffrey J. Jonas, CFA
Chief Investment Officer	Co-Chief Investment Officer	Portfolio Manager
	BSE, University of Pennsylvania	BS, Boston College
MBA, Columbia Business School

To Our Shareholders,

For the six month ended June 30, 2020, the net asset value (NAV) total return of The Gabelli Healthcare & WellnessRx Trust (the Fund) was (7.2)%, compared with a total return of (0.8)% for the Standard & Poor’s (S&P) 500 Health Care Index. The total return for the Fund’s publicly traded shares was (10.1)%. The Fund’s NAV per share was $11.83, while the price of the publicly traded shares closed at $10.04 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2020.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through June 30, 2020 (a) (Unaudited)
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception (06/28/07)

Gabelli Healthcare & WellnessRx Trust
NAV Total Return (b)	(7.22)%	2.71%	4.29%	3.24%	12.36%	8.86%
Investment Total Return (c)	(10.13)	0.84	2.74	2.97	12.32	7.33
S&P 500 Health Care Index	(0.81)	10.90	10.30	8.14	15.72	10.47
S&P 500 Consumer Staples Index	(5.66)	3.62	5.03	7.22	11.79	9.17
50% S&P 500 Health Care Index and 50% S&P 500 Consumer Staples Index	(3.24)	7.26	7.67	7.68	13.76	9.82
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $8.00.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $8.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2020:

The Gabelli Healthcare & WellnessRx Trust

Food	23.2%
Health Care Providers and Services	18.6%
Pharmaceuticals	16.4%
Health Care Equipment and Supplies	15.4%
Biotechnology	6.0%
Beverages	4.9%
Food and Staples Retailing	4.7%

U.S. Government Obligations	3.6%
Household and Personal Products	3.5%
Electronics	1.8%
Specialty Chemicals	1.8%
Hotels and Gaming	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 5, 2020, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments — June 30, 2020 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 95.7%
	Beverages — 4.9%
60,000	China Mengniu Dairy Co. Ltd.	$134,296	$229,147
69,000	Danone SA†	4,505,091	4,772,200
41,000	ITO EN Ltd.	971,431	2,308,683
4,000	JDE Peet’s BV†	140,377	162,143
10,000	Keurig Dr Pepper Inc.	453,210	284,000
7,000	Morinaga Milk Industry Co. Ltd.	121,875	310,535
10,000	PepsiCo.Inc.	722,446	1,322,600
30,000	Suntory Beverage & Food Ltd.	1,001,275	1,168,326
424,000	Vitasoy International Holdings Ltd.	253,570	1,622,037

		8,303,571	12,179,671

	Biotechnology — 6.0%
11,000	Alexion Pharmaceuticals Inc.†	1,229,583	1,234,640
10,000	Bio-Rad Laboratories Inc., Cl. A†	2,926,131	4,514,900
15,000	Charles River Laboratories International Inc.†	1,401,017	2,615,250
24,500	Clovis Oncology Inc.†	298,761	165,375
15,000	Gilead Sciences Inc.	1,067,767	1,154,100
2,000	Idorsia Ltd.†	20,590	63,961
3,800	Illumina Inc.†	202,951	1,407,330
9,000	Invitae Corp.†	100,995	272,610
10,000	Ligand Pharmaceuticals Inc.†	1,011,429	1,118,500
110,000	Personalis Inc.†	1,464,699	1,426,700
1,200	Regeneron Pharmaceuticals Inc.†	420,992	748,380
1,600	Waters Corp.†	197,843	288,640

		10,342,758	15,010,386

	Electronics — 1.8%
12,500	Thermo Fisher Scientific Inc.	1,518,992	4,529,250

	Food — 23.2%
50,000	BellRing Brands Inc., Cl. A†	700,000	997,000
15,000	Calavo Growers Inc.	498,575	943,650
20,000	Campbell Soup Co.	874,123	992,600
2,500	Chr. Hansen Holding A/S	124,508	257,821
190,000	Conagra Brands Inc.	5,624,306	6,682,300
67,500	Flowers Foods Inc.	657,458	1,509,300
45,000	General Mills Inc.	1,963,717	2,774,250
58,000	Kellogg Co.	3,287,669	3,831,480
35,000	Kerry Group plc, Cl. A	1,331,659	4,329,386
100,000	Kikkoman Corp.	1,218,676	4,806,668
24,000	Lifeway Foods Inc.†	201,410	55,200
22,000	Maple Leaf Foods Inc.	392,032	462,006
15,000	MEIJI Holdings Co. Ltd.	310,384	1,191,943
60,000	Mondelēz International Inc., Cl. A	1,948,005	3,067,800
70,000	Nestlé SA	4,386,867	7,738,456
50,000	Nomad Foods Ltd.†	969,772	1,072,500
45,000	Post Holdings Inc.†	1,787,424	3,942,900
120,000	The Hain Celestial Group Inc.†	2,586,556	3,781,200

Shares		Cost	Market Value
17,800	The J.M. Smucker Co.	$1,096,159	$1,883,418
110,000	Tingyi (Cayman Islands) Holding Corp.	176,608	170,595
65,000	Unilever plc, ADR	2,154,809	3,567,200
70,000	Yakult Honsha Co. Ltd.	2,252,034	4,116,694

		34,542,751	58,174,367

	Food and Staples Retailing — 4.7%
101,000	CVS Health Corp.	4,382,564	6,561,970
30,000	Ingles Markets Inc., Cl. A	454,430	1,292,100
30,000	Sprouts Farmers Market Inc.†	621,262	767,700
80,000	The Kroger Co.	1,103,173	2,708,000
8,000	United Natural Foods Inc.†	65,142	145,680
10,000	Walgreens Boots Alliance Inc.	626,338	423,900

		7,252,909	11,899,350

	Health Care Equipment and Supplies — 15.4%
40,000	Baxter International Inc.	1,510,559	3,444,000
10,000	Becton, Dickinson and Co.	2,231,555	2,392,700
31,000	Boston Scientific Corp.†	190,400	1,088,410
66,914	Cardiovascular Systems Inc.†	2,095,574	2,111,137
20,000	Cutera Inc.†	220,781	243,400
30,000	DENTSPLY SIRONA Inc.	1,173,933	1,321,800
25,000	Gerresheimer AG	1,162,975	2,305,973
19,500	Globus Medical Inc., Cl. A†	464,787	930,345
10,000	Henry Schein Inc.†	168,389	583,900
14,400	ICU Medical Inc.†	3,394,888	2,654,064
141,230	InfuSystem Holdings Inc.†	385,052	1,629,794
40,000	Integer Holdings Corp.†	1,926,287	2,922,000
12,500	IntriCon Corp.†	223,628	169,000
30,000	Medtronic plc	2,334,849	2,751,000
10,000	NuVasive Inc.†	370,388	556,600
26,000	Patterson Cos. Inc.	566,904	572,000
2,000	QIAGEN NV†	78,900	85,620
9,000	Semler Scientific Inc.†	258,615	414,000
5,000	Smith & Nephew plc, ADR	168,590	190,600
40,000	Stericycle Inc.†	2,364,219	2,239,200
12,000	Stryker Corp.	678,145	2,162,280
40,000	SurModics Inc.†	1,427,802	1,729,600
8,000	The Cooper Companies Inc.	580,110	2,269,120
33,000	Zimmer Biomet Holdings Inc.	3,437,980	3,938,880

		27,415,310	38,705,423

	Health Care Providers and Services — 18.1%
45,000	AmerisourceBergen Corp.	3,114,996	4,534,650
20,000	Anthem Inc.	3,934,170	5,259,600
50,000	Avantor Inc.†	738,875	850,000
55,000	BioTelemetry Inc.†	2,010,409	2,485,450
20,000	CareDx Inc.†	649,219	708,600
45,000	DaVita Inc.†	2,673,578	3,561,300
388,500	Evolent Health Inc., Cl. A†	5,554,842	2,766,120
50,000	HCA Healthcare Inc.	3,860,841	4,853,000

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2020 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care Providers and Services (Continued)
22,200	Laboratory Corp. of America Holdings†	$2,557,841	$3,687,642
15,000	McKesson Corp.	1,044,224	2,301,300
40,000	NeoGenomics Inc.†	1,080,870	1,239,200
120,014	Option Care Health Inc.†	988,565	1,665,794
49,574	Orthofix Medical Inc.†	1,529,302	1,586,368
70,000	PetIQ Inc.†	1,663,957	2,438,800
50,000	PPD Inc.†	1,431,408	1,340,000
1,200	Teladoc Health Inc.†	67,916	229,008
105,000	Tenet Healthcare Corp.†	2,325,745	1,901,550
13,900	UnitedHealth Group Inc.	3,046,923	4,099,805

		38,273,681	45,508,187

	Hotels and Gaming — 0.1%
4,500	Ryman Hospitality Properties Inc., REIT	130,862	155,700

	Household and Personal Products — 3.5%
25,000	Church & Dwight Co. Inc.	876,087	1,932,500
25,000	Colgate-Palmolive Co.	1,563,728	1,831,500
70,000	Edgewell Personal Care Co.†	2,489,585	2,181,200
30,000	Energizer Holdings Inc.	982,875	1,424,700
12,000	The Procter & Gamble Co.	923,445	1,434,840

		6,835,720	8,804,740

	Pharmaceuticals — 16.2%
35,000	Abbott Laboratories	1,373,400	3,200,050
15,000	Achaogen Inc.†	6,945	210
145,000	Bausch Health Cos. Inc.†	3,507,732	2,652,050
66,500	Bristol-Myers Squibb Co.	2,878,384	3,910,200
37,000	Cigna Corp.	5,288,089	6,943,050
40,000	Johnson & Johnson	4,073,502	5,625,200
59,000	Merck & Co. Inc.	3,191,950	4,562,470
50,000	Mylan NV†	1,612,740	804,000
10,000	Paratek Pharmaceuticals Inc.†	74,914	52,200
90,000	Perrigo Co. plc	4,911,108	4,974,300
64,000	Pfizer Inc.	1,406,095	2,092,800
12,000	Roche Holding AG, ADR	250,095	520,560
151,020	Takeda Pharmaceutical Co. Ltd., ADR	2,920,727	2,707,789
20,000	Zoetis Inc.	935,310	2,740,800

		32,430,991	40,785,679

	Specialty Chemicals — 1.8%
36,000	International Flavors & Fragrances Inc.	3,699,634	4,408,560

	TOTAL COMMON STOCKS	170,747,179	240,161,313

Shares		Cost	Market Value
	MANDATORY CONVERTIBLE SECURITIES (a) — 0.5%
	Health Care Providers and Services — 0.5%
22,500	Avantor Inc., Ser. A 6.250%, 05/15/22	$1,207,057	$1,291,500

	RIGHTS — 0.2%
	Biotechnology — 0.0%
6,907	Tobira Therapeutics Inc., CVR†(b)	414	414

	Pharmaceuticals — 0.2%
150,000	Bristol-Myers Squibb Co., CVR†	451,390	537,000
3,500	Ipsen SA/Clementia, CVR†(b)	4,725	4,725

		456,115	541,725

	TOTAL RIGHTS	456,529	542,139

	WARRANTS — 0.0%
	Health Care Providers and Services — 0.0%
105	Option Care Health Inc., Cl. A, expire 07/27/25†	384	273
105	Option Care Health Inc., Cl. B, expire 07/27/25†	363	250

	TOTAL WARRANTS	747	523

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 3.6%
$9,075,000	U.S. Treasury Bills, 0.030% to 0.164%††, 08/27/20 to 09/24/20	9,073,140	9,072,415

TOTAL INVESTMENTS — 100.0%		$181,484,652	251,067,890

Other Assets and Liabilities (Net)			157,909
PREFERRED SHARES
(1,481,443 preferred shares outstanding)			(37,036,075)

NET ASSETS — COMMON SHARES
(18,110,965 common shares outstanding)			$214,189,724

NET ASSET VALUE PER COMMON SHARE
($214,189,724 ÷ 18,110,965 shares outstanding)			$11.83

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2020 (Unaudited)

(a)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depository Receipt
CVR	Contingent Value Right
REIT	Real Estate Investment Trust

Geographic Diversification	% of Total Investments	Market Value
North America	79.5%	$199,643,754
Europe	13.1	32,791,720
Japan	6.6	16,610,637
Asia/Pacific	0.8	2,021,779

Total Investments	100.0%	$251,067,890

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments, at value (cost $181,484,652)	$251,067,890
Foreign currency, at value (cost $2,184)	2,204
Cash	87
Receivable for investments sold	193,518
Dividends receivable	391,167
Deferred offering expense	109,878
Prepaid expenses	3,157

Total Assets	251,767,901

Liabilities:
Distributions payable	30,220
Payable for Fund shares redeemed	5,005
Payable for investment advisory fees	207,432
Payable for payroll expenses	27,061
Payable for accounting fees	11,250
Payable for printing fees	141,653
Payable for legal and audit fees	48,812
Other accrued expenses	70,669

Total Liabilities	542,102

Preferred Shares:
Series B Cumulative Preferred Shares (5.875%, $25 liquidation value, $0.001 par value, 1,481,443 shares authorized, issued, and outstanding)	37,036,075

Total Preferred Shares	37,036,075

Net Assets Attributable to Common Shareholders	$214,189,724

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$137,842,378
Total distributable earnings	76,347,346

Net Assets	$214,189,724

Net Asset Value per Common Share:
($214,189,724 ÷ 18,110,965 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$11.83

Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Dividends	$1,848,188
Interest	60,965

Total Investment Income	1,909,153

Expenses:
Investment advisory fees	1,343,049
Shareholder communications expenses	86,340
Payroll expenses	80,797
Shareholder services fees	42,497
Legal and audit fees	36,012
Trustees’ fees	26,106
Accounting fees	22,500
Custodian fees	12,637
Miscellaneous expenses	43,270

Total Expenses	1,693,208

Less:
Expenses paid indirectly by broker (See Note 3)	(1,522)

Net Expenses	1,691,686

Net Investment Income	217,467

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	13,500,628
Net realized loss on foreign currency transactions	(1,528)

Net realized gain on investments and foreign currency transactions	13,499,100

Net change in unrealized appreciation/depreciation:
on investments	(30,375,772)
on foreign currency translations	2,454

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	(30,373,318)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(16,874,218)

Net Decrease in Net Assets Resulting from Operations	(16,656,751)

Total Distributions to Preferred Shareholders	(1,558,335)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(18,215,086)

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Changes in Net Assets Attributable To Common Shareholders

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income	$217,467	$443,319
Net realized gain on investments and foreign currency transactions	13,499,100	13,707,979
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(30,373,318)	39,004,286

Net Increase/(Decrease) in Net Assets Resulting from Operations	(16,656,751)	53,155,584

Total Distributions to Preferred Shareholders	(1,558,335)*	(3,903,870)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(18,215,086)	49,251,714

Distributions to Common Shareholders:
Accumulated Earnings	(5,076,806)*	(10,181,150)
Return of capital	— *	(144,187)

Distributions to Common Shareholders	(5,076,806)	(10,325,337)

Fund Share Transactions:
Net decrease from repurchase of common shares	(1,257,228)	(4,800,685)

Net Decrease in Net Assets from Fund Share Transactions	(1,257,228)	(4,800,685)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(24,549,120)	34,125,692

Net Assets Attributable to Common Shareholders:
Beginning of year	238,738,844	204,613,152

End of period	$214,189,724	$238,738,844

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2020 (Unaudited)
			Year Ended December 31,
			2019	2018	2017		2016	2015
Operating Performance:
Net asset value, beginning of year	$13.10		$10.95	$11.74	$10.86		$11.79	$11.76

Net investment income/(loss)	0.01		0.02	0.07	(0.01)		(0.02)	(0.03)
Net realized and unrealized gain/(loss) on investments, and foreign currency transactions	(0.92)		2.87	(0.23)	1.61		(0.21)	0.75

Total from investment operations	(0.91)		2.89	(0.16)	1.60		(0.23)	0.72

Distributions to Preferred Shareholders:(a)
Net investment income	(0.00	)*(b)	(0.01)	(0.02)	(0.01)		—	—
Net realized short term/long term gain	(0.09	)*	(0.20)	(0.18)	(0.19)		(0.19)	(0.19)

Total distributions to preferred shareholders	(0.09)		(0.21)	(0.20)	(0.20)		(0.19)	(0.19)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(1.00)		2.68	(0.36)	1.40		(0.42)	0.53

Distributions to Common Shareholders:
Net investment income	(0.00	)*(b)	(0.02)	(0.05)	(0.00	)(b)	—	—
Net realized short term/long term gain	(0.28	)*	(0.53)	(0.47)	(0.51)		(0.52)	(0.51)
Return of capital	—		(0.01)	—	(0.01)		—	—

Total distributions to common shareholders	(0.28)		(0.56)	(0.52)	(0.52)		(0.52)	(0.51)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.01		0.03	0.09	0.00	(b)	—	0.01
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—		—	0.00 (b)	—		—	(0.00	)(b)
Increase in net asset value from offering of preferred shares	—		—	—	—		0.01	—

Total Fund share transactions	0.01		0.03	0.09	0.00	(b)	0.01	0.01

Net Asset Value Attributable to Common Shareholders, End of Period	$11.83		$13.10	$10.95	$11.74		$10.86	$11.79

NAV total return †	(7.22)%		25.22%	(2.65)%	13.02%		(3.63)%	4.55%

Market value, end of period	$10.04		$11.52	$9.25	$10.33		$9.43	$10.25

Investment total return ††	(10.13)%		31.16%	(5.78)%	15.17%		(3.15)%	3.14%

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2020 (Unaudited)
			Year Ended December 31,
			2019	2018	2017	2016	2015
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$251,226		$305,775	$271,649	$299,680	$282,611	$299,097
Net assets attributable to common shares, end of period (in 000’s)	$214,190		$238,739	$204,613	$232,644	$215,575	$234,097
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.20	%(c)	0.20%	0.60%	(0.07)%	(0.20)%	(0.22)%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)	1.56	%(c)	1.57%	1.61%	1.65%	1.62%	1.60%
Portfolio turnover rate	6.9%		24.9%	32.4%	34.3%	31.7%	52.4%
Cumulative Preferred Shares:
5.760% Series A Preferred
Liquidation value, end of period (in 000’s)	—		$30,000	$30,000	$30,000	$30,000	$30,000
Total shares outstanding (in 000’s)	—		1200	1,200	1,200	1,200	1,200
Liquidation preference per share	—		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (f)	—		$25.86	$25.43	$25.89	$26.12	$25.96
Asset coverage per share (g)	—		$114.03	$101.31	$111.76	$105.40	$115.04
5.875% Series B Preferred
Liquidation value, end of period (in 000’s)	$ 37,036		$37,036	$37,036	$37,036	$37,036	$35,000
Total shares outstanding (in 000’s)	1,481		1,481	1,481	1,481	1,481	1,400
Liquidation preference per share	$ 25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (f)	$ 25.81		$26.03	$25.83	$26.67	$26.76	$26.09
Asset coverage per share (g)	$ 169.58		$114.03	$101.31	$111.76	$105.40	$115.04
Asset Coverage(h)	678%		456%	405%	447%	422%	460%

†

Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on ex-dividend dates including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

††

Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, this expense ratio for the year ended December 31, 2015 would have been 1.27%. For the six months ended June 30, 2020 and the years ended December 31, 2019, 2018, 2017, and 2016, there was no impact on the expense ratios.

(e)

Ratio of operating expenses to average net assets including liquidation value of preferred shares for the six months ended June 30, 2020 and the years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 1.25%, 1.23%, 1.25%, 1.27%, 1.26, and 1.26%, respectively.

(f)	Based on weekly prices.
(g)	Asset coverage per share is calculated by combining all series of preferred shares.
(h)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Healthcare & WellnessRx Trust (the Fund) currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007 and registered under the Investment Company Act of 1940 as amended (the 1940 Act). Investment operations commenced on June 28, 2007.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the securities are valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

dollar value American Depository Receipts securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs(a)	Total Market Value at 6/30/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (b)	$240,161,313	—	—	$240,161,313
Mandatory Convertible Securities (b)	1,291,500	—	—	1,291,500
Rights (b)	537,000	—	$5,139	542,139
Warrants (b)	—	$523	—	523
U.S. Government Obligations	—	9,072,415	—	9,072,415
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$241,989,813	$9,072,938	$5,139	$251,067,890

(a)

Level 3 securities are valued at last available closing price. The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Trustees.

(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2020, the Fund did not have transfers into or out of Level 3.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser– to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 5.76% Series A Cumulative Preferred Shares (Series A Preferred) and 5.875% Series B Cumulative Preferred Shares (Series B Preferred) are recorded on a daily basis and are determined as described in Note 5.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,882,301	$1,488,634
Net long term capital gains	6,298,849	2,415,236
Return of capital	144,187	—

Total distributions paid	$10,325,337	$3,903,870

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$181,880,228	$76,719,433	$(7,531,771)	$69,187,662

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2020, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2020, the Fund paid $1,155 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,522.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2020, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2020, the Fund accrued $80,797 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2020, other than short term securities and U.S. Government obligations, aggregated to $17,627,348 and $48,062,921, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2020, the Fund repurchased and retired 113,495 common shares in the open market at an investment of $1,257,228 and an average discount of approximately 13.06% from its NAV. During the year ended December 31, 2019, the Fund repurchased and retired 453,318 common shares in the open market at an investment of $4,800,685 and an average discount of approximately 13.18% from its NAV.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	(113,495)	$(1,257,228)	(453,318)	$(4,800,685)

The Fund has an effective shelf registration authorizing the offering of an additional $200 million of common or preferred shares.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at redemption prices of $25 per share plus an amount equal

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

At any time the Fund, at its option, may redeem the Series B Preferred at its redemption price per share plus an amount equal to any accumulated and unpaid dividends whether or not declared on such shares. The Board has authorized the repurchase of the Series B Preferred in the open market at prices less than the $25 liquidation values per share. On April 9, 2020, the Fund redeemed and retired all of the 1,200,000 shares of the Series A Preferred at the liquidation value of $25 per share plus accrued and unpaid dividends. During the six months ended June 30, 2020 and the year ended December 31, 2019, the Fund did not repurchase any of the Series B Preferred.

The following table summarizes the Preferred Share information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 06/30/20	Net Proceeds	2020 Dividend Rate Range	Dividend Rate at 06/30/20	Accrued Dividends at 06/30/20
B5.875%	September 24, 2014	1,400,000	1,400,000	33,564,647	Fixed Rate	5.875%	28,559
B5.875%	Various dates in 2016	81,443	81,443	2,192,721	Fixed Rate	5.875%	1,661

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the health care, pharmaceuticals, and food and beverage industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

8. Subsequent Events. Management has evaluated the impact of all subsequent events of the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Shareholder Meeting – May 11, 2020 – Final Results

The Fund’s Annual Meeting of Shareholders was held virtually on May 11, 2020. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Mario J. Gabelli and Anthonie C. van Ekris as Trustees of the Fund, with 13,019,539 votes and 15,244,869 votes cast in favor of these Trustees, and 3,902,059 votes and 1,676,729 votes withheld for these Trustees, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected Vincent D. Enright as a Trustee of the Fund, with 1,779,170 votes cast in favor of this Trustee and 56,369 votes withheld for this Trustee.

James P. Conn, Jeffrey J. Jonas, Robert C. Kolodny, Kuni Nakamura, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the 1940 Act), contemplates that the Board of Trustees (the Board) of The Gabelli Healthcare & WellnessRx Trust (the Fund), including a majority of the Trustees who have no direct or indirect interest in the Investment Advisory Agreement (the Advisory Agreement) and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Board Members), are required to review and approve the terms of the Fund’s proposed Advisory Agreement. In this regard, the Board reviewed and approved, during the most recent six month period covered by this report, the Advisory Agreement with Gabelli Funds, LLC (the Adviser) for the Fund.

More specifically, at a meeting held on February 10, 2020, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered one year, three year, five year, and ten year investment performance for the Fund as compared to relevant sector equity indices and the performance of other sector equity closed-end and open-end funds prepared by the Adviser, including other funds focused on healthcare or biotechnology. The Independent Board Members noted that the Fund’s NAV performance was below the median of funds in its Broadridge peer group and Adviser peer group for the prior three, five, and ten year periods. The Independent Board Members also recognized that the performance of many of the funds in the Adviser peer group is not necessarily a good comparison for the Fund because of the Fund’s unique investment strategy compared to the investment strategies of many funds in the peer group. The Independent Board Members also noted that the NAV of the Fund had (i) underperformed the S&P 500 Health Care Index over the three year, five year, and ten year periods, (ii) outperformed the S&P 500 Consumer Staples Index over the three year and ten year periods and underperformed the S&P 500 Consumer Staples Index over the one year and five year periods, and (iii) underperformed an index comprised of 50% S&P 500 Health Care Index and 50% S&P 500 Consumer Staples Index over the three year, five year, and ten year periods. As was the case for the peer comparisons, the Independent Board Members recognized that none of these indices is a good comparison for the Fund, since certain healthcare and consumer staples companies included in the indices vary from the companies in which the Fund is permitted to invest under its investment objective, policies, and restrictions (for example, consumer staples companies that are inconsistent with the Fund’s wellness mandate). In addition, the indices include growth companies that may not be consistent with the Adviser’s value-oriented investment strategy. The Independent Board Members therefore recognized the more limited usefulness of the Broadridge peer group comparison and the index comparisons, concluding that the Adviser was delivering satisfactory performance results consistent with the investment strategy being pursued by the Fund and disclosed to investors.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s Broadridge peer group

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Agreement are much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the investment advisory fee (as a percentage of assets attributable to common shares), management fee (as a percentage of total managed assets), other non-management expenses and total expense ratio paid by the Fund are higher than the median and average for its Broadridge peer group. They were advised that the above average other non-management expenses and total expense ratio related in part to the large number of shareholder accounts and related transfer agency costs and the costs of leverage. They concluded that the management fee is acceptable based upon the qualifications, experience and reputation of the Adviser and the other factors considered.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2019. They noted how the pro forma income statements for the Fund illustrated how the Adviser’s profitability would be affected as the Fund asset levels change. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, and noted that the Adviser has continued to increase its resources devoted to Fund matters, including portfolio management resources, in response to, among other things, recently enacted regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was not excessive.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Board Members were advised that economies of scale in the form of lower expenses are not likely to be realized until the Fund was of a larger size. Nonetheless, the Fund benefits from investments the Adviser has made in enhanced administrative, portfolio management, operational and other resources.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members noted that the management fee rate for the period does not take into account any potential sharing of economies of scale through breakpoints.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities and the Adviser’s approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential fall-out benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Fund.

Conclusions.

In considering the Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services. They were aware that the NAV performance record had been below the median during the one, three, five, and ten year reporting periods ended December 31, 2019 in comparison with peers but recognized that many of the peers were not good comparisons for the Fund because of its unique investment strategy. Similarly, index comparisons were not considered to be very meaningful for comparison purposes. As a part of its decision-making process the Independent Board Members understood that shareholders invested in the Fund with full disclosure that the Adviser managed the Fund and of the Fund’s investment management fee schedule. Given this, the Independent Board Members received regular reports on the Adviser’s management of the Fund in a manner consistent with its investment objectives and policies as disclosed to shareholders. In addition, the Independent Board Members believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the nature and quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Healthcare & WellnessRx Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, that is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

● Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

● Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XXGRX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Jeffrey J. Jonas, CFA

Portfolio Manager,

Gabelli Funds, LLC

Robert C. Kolodny

Physician,

Principal of KBS

Management LLC

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Bethany A. Uhlein

Vice President & Ombudsman

David I. Schachter

Vice President

Adam E. Tokar

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GRX Q2/2020

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 01/01/2020 through 01/31/2020	Common – 44,211 Preferred Series A – N/A Preferred Series B – N/A	Common – $11.4972 Preferred Series A – N/A Preferred Series B – N/A	Common – 44,211 Preferred Series A – N/A Preferred Series B – N/A	Common – 18,224,460 - 44,211 = 18,180,249 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443

Month #2 02/01/2020 through 02/29/2020	Common –29,612 Preferred Series A – N/A Preferred Series B – N/A	Common – $11.5885 Preferred Series A – N/A Preferred Series B – N/A	Common –29,612 Preferred Series A – N/A Preferred Series B – N/A	Common – 18,180,249 - 29,612 = 18,150,637 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443
Month #3 03/01/2020 through 03/31/2020	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common –18,150,637 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443
Month #4 04/01/2020 through 04/30/2020	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,150,637 Preferred Series B – 1,481,443
Month #5 05/01/2020 through 05/31/2020	Common – 30,397 Preferred Series B – N/A	Common – $10.1267 Preferred Series B – N/A	Common – 30,397 Preferred Series B – N/A	Common – 18,150,637 – 30,397 = 18,120,240 Preferred Series B – 1,481,443
Month #6 06/01/2020 through 06/30/2020	Common – 9,275 Preferred Series B – N/A	Common – $10.2318 Preferred Series B – N/A	Common – 9,275 Preferred Series B – N/A	Common – 18,120,240 – 9,275 = 18,110,965 Preferred Series B – 1,481,443
Total	Common – 113,495 Preferred Series B – N/A	Common – $11.1153 Preferred Series B – N/A	Common – 113,495 Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date September 4, 2020

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer

Date September 4, 2020

* Print the name and title of each signing officer under his or her signature.